November 13, 2012

Oppenheimer Senior Floating Rate Fund
6803 S. Tucson Way
Centennial, CO 80112

Ladies and Gentlemen:

We have acted as counsel to Oppenheimer Senior Floating Rate Fund, a Delaware statutory trust (the “Trust”), in connection with the filing with the U.S. Securities and Exchange Commission (“SEC”) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-166297) of the Trust (the “Registration Statement”) for the purpose of the Trust adopting the Registration Statement as a successor entity pursuant to Rule 414 of the Securities Act of 1933, as amended (the “1933 Act”) and registering an indefinite number of Class A, Class B, Class C, Class N, Class Y and Class I shares of beneficial interest of the Trust (the “Shares”) under the 1933 Act.  Capitalized terms used but not defined in this opinion letter have the meanings given to them in the Governing Instrument (defined below).

You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement.  For purposes of rendering that opinion, we have examined the Registration Statement, Post-Effective Amendment No. 6 to the Registration Statement, the Certificate of Trust for the Trust as filed in the Office of the Secretary of State of the State of Delaware on November 7, 2012 (the “Certificate”), the Agreement and Declaration of Trust for the Trust dated as of November 7, 2012 (the “Governing Instrument”), the Bylaws of the Trust dated as of November 7, 2012 (the “Bylaws”) and the resolutions adopted by the initial Board of Trustees on November 7, 2012, which provides for the issuance of the Shares (the “Resolutions” and, collectively with the Governing Instrument and the Bylaws, the “Governing Documents”), and we have made such other investigation as we have deemed appropriate.  We have examined and relied upon certificates of public officials and, as to certain matters of fact that are material to our opinions, we have also relied on a certificate of an officer of the Trust.  Insofar as the opinion relates to matters that are governed by the laws of the State of Delaware, we have relied, with your consent, solely on the opinion of Morris, Nichols, Arsht & Tunnell LLP, a copy of which is being provided concurrently to you.  In rendering our opinion, we also have made the assumptions that are customary in opinion letters of this kind.  We have not verified any of those assumptions.

Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the State of Delaware that, in our experience, generally are applicable to the issuance of shares by entities such as the Trust.  We express no opinion with respect to any other laws.

Based upon and subject to the foregoing, we are of the opinion that:

1.	The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

2.	When issued and paid for upon the terms provided in the Registration Statement, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and non-assessable.

This opinion is rendered solely in connection with the filing of the Registration Statement.  We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement and to the reference to this firm in the statement of additional information that is being filed as part of the Registration Statement.  In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

Very truly yours,

November 13, 2012

Oppenheimer Senior Floating Rate Fund
6803 S. Tucson Way
Centennial, CO 80112

Ladies and Gentlemen:

We have acted as counsel to Oppenheimer Senior Floating Rate Fund, a Delaware statutory trust (the “Trust”), in connection with the filing with the U.S. Securities and Exchange Commission (“SEC”) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-166297) of the Trust (the “Registration Statement”) for the purpose of the Trust adopting the Registration Statement as a successor entity pursuant to Rule 414 of the Securities Act of 1933, as amended (the “1933 Act”) and registering an indefinite number of Class A, Class B, Class C, Class N, Class Y and Class I shares of beneficial interest of the Trust (the “Shares”) under the 1933 Act.  Capitalized terms used but not defined in this opinion letter have the meanings given to them in the Governing Instrument (defined below).

You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement.  For purposes of rendering that opinion, we have examined the Registration Statement, Post-Effective Amendment No. 6 to the Registration Statement, the Certificate of Trust for the Trust as filed in the Office of the Secretary of State of the State of Delaware on November 7, 2012 (the “Certificate”), the Agreement and Declaration of Trust for the Trust dated as of November 7, 2012 (the “Governing Instrument”), the Bylaws of the Trust dated as of November 7, 2012 (the “Bylaws”) and the resolutions adopted by the initial Board of Trustees on November 7, 2012, which provides for the issuance of the Shares (the “Resolutions” and, collectively with the Governing Instrument and the Bylaws, the “Governing Documents”), and we have made such other investigation as we have deemed appropriate.  We have examined and relied upon certificates of public officials and, as to certain matters of fact that are material to our opinions, we have also relied on a certificate of an officer of the Trust.  Insofar as the opinion relates to matters that are governed by the laws of the State of Delaware, we have relied, with your consent, solely on the opinion of Morris, Nichols, Arsht & Tunnell LLP, a copy of which is being provided concurrently to you.  In rendering our opinion, we also have made the assumptions that are customary in opinion letters of this kind.  We have not verified any of those assumptions.

Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the State of Delaware that, in our experience, generally are applicable to the issuance of shares by entities such as the Trust.  We express no opinion with respect to any other laws.

Based upon and subject to the foregoing, we are of the opinion that:

1.	The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

2.	When issued and paid for upon the terms provided in the Registration Statement, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and non-assessable.

This opinion is rendered solely in connection with the filing of the Registration Statement.  We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement and to the reference to this firm in the statement of additional information that is being filed as part of the Registration Statement.  In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

Very truly yours,

November 13, 2012

Oppenheimer Senior Floating Rate Fund
6803 S. Tucson Way
Centennial, CO 80112

Ladies and Gentlemen:

We have acted as counsel to Oppenheimer Senior Floating Rate Fund, a Delaware statutory trust (the “Trust”), in connection with the filing with the U.S. Securities and Exchange Commission (“SEC”) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-166297) of the Trust (the “Registration Statement”) for the purpose of the Trust adopting the Registration Statement as a successor entity pursuant to Rule 414 of the Securities Act of 1933, as amended (the “1933 Act”) and registering an indefinite number of Class A, Class B, Class C, Class N, Class Y and Class I shares of beneficial interest of the Trust (the “Shares”) under the 1933 Act.  Capitalized terms used but not defined in this opinion letter have the meanings given to them in the Governing Instrument (defined below).

You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement.  For purposes of rendering that opinion, we have examined the Registration Statement, Post-Effective Amendment No. 6 to the Registration Statement, the Certificate of Trust for the Trust as filed in the Office of the Secretary of State of the State of Delaware on November 7, 2012 (the “Certificate”), the Agreement and Declaration of Trust for the Trust dated as of November 7, 2012 (the “Governing Instrument”), the Bylaws of the Trust dated as of November 7, 2012 (the “Bylaws”) and the resolutions adopted by the initial Board of Trustees on November 7, 2012, which provides for the issuance of the Shares (the “Resolutions” and, collectively with the Governing Instrument and the Bylaws, the “Governing Documents”), and we have made such other investigation as we have deemed appropriate.  We have examined and relied upon certificates of public officials and, as to certain matters of fact that are material to our opinions, we have also relied on a certificate of an officer of the Trust.  Insofar as the opinion relates to matters that are governed by the laws of the State of Delaware, we have relied, with your consent, solely on the opinion of Morris, Nichols, Arsht & Tunnell LLP, a copy of which is being provided concurrently to you.  In rendering our opinion, we also have made the assumptions that are customary in opinion letters of this kind.  We have not verified any of those assumptions.

Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the State of Delaware that, in our experience, generally are applicable to the issuance of shares by entities such as the Trust.  We express no opinion with respect to any other laws.

Based upon and subject to the foregoing, we are of the opinion that:

1.	The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

2.	When issued and paid for upon the terms provided in the Registration Statement, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and non-assessable.

This opinion is rendered solely in connection with the filing of the Registration Statement.  We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement and to the reference to this firm in the statement of additional information that is being filed as part of the Registration Statement.  In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ K&L Gates LLP

November 13, 2012

Oppenheimer Senior Floating Rate Fund
6803 South Tucson Way
Centennial, CO  80112-3924

Re:           Oppenheimer Senior Floating Rate Fund

Ladies and Gentlemen:

We have acted as special Delaware counsel to Oppenheimer Senior Floating Rate Fund, a Delaware statutory trust (the “Trust”), in connection with certain matters of Delaware law relating to the issuance of Offered Shares (as defined below) pursuant to the Plan (as defined below).  Capitalized terms used herein and not otherwise herein defined are used as defined in the Agreement and Declaration of Trust of the Trust dated as of November 7, 2012 (the “Governing Instrument”).

We understand that, pursuant to an Agreement and Plan of Reorganization (the “Plan”) to be entered into by the Trust and Oppenheimer Senior Floating Rate Fund, a Massachusetts business trust (the “Predecessor Fund”), and subject to the conditions set forth therein, Shares (the “Offered Shares”) will be distributed to the shareholders of the Predecessor Fund in connection with the liquidation and termination of the Predecessor Fund.

In rendering this opinion, we have examined and relied on copies of the following documents, each in the form provided to us: the Plan; Post-Effective Amendment No. 7 to Registration Statement No. 333-166297 under the Securities Act of 1933 on Form N-1A of the Trust to be filed with the Securities and Exchange Commission on or about the day hereof (the “Registration Statement”); the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the “State Office”) on November 7, 2012 (the “Certificate of Trust”); the Governing Instrument; the By-Laws of the Trust adopted as of November 7, 2012; resolutions of the Board of Trustees of the Trust prepared for adoption at a meeting of the Trustees held on November 7, 2012 (the “November 7 Resolutions”); resolutions of the Board of Trustees of the Trust prepared for adoption at a meeting of the Trustees held on November 13, 2012 (the “November 13 Resolutions” and together with the November 7 Resolutions, the “Organizational Resolutions” and the Organizational Resolutions together with the Governing Instrument, the By-Laws of the Trust and the Registration Statement, the “Governing Documents”); and a certification of good standing of the Trust obtained as of a recent date from the State Office.  In such examinations, we have assumed the genuineness of all signatures, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed, and the legal capacity of natural persons to complete the execution of documents.  We have further assumed for purposes of this opinion:  (i) the due formation or organization, valid existence and good standing of each entity that is a signatory to any of the documents reviewed by us under the laws of the jurisdiction of its respective formation or organization; (ii) the due adoption, authorization, execution and delivery by, or on behalf of, each of the parties thereto of the above-referenced agreements, instruments, certificates and other documents (including, without limitation, the due adoption by the Board of Trustees of the Organizational Resolutions and execution and delivery of the Plan prior to the issuance of the Offered Shares pursuant thereto) and of all documents contemplated by the Governing Documents to be executed by investors desiring to become Shareholders; (iii) the payment of consideration for the Offered Shares, and the application of such consideration, as provided in the Governing Documents and the Plan, the satisfaction of all conditions precedent to the issuance of the Offered Shares pursuant to the Plan and compliance with all other terms, conditions and restrictions set forth in the Governing Documents in connection with the issuance of the Offered Shares (including, without limitation, the taking of all appropriate action by the Board of Trustees to designate Series and Classes and the rights and preferences attributable thereto, as applicable); (iv) that no event has occurred subsequent to the filing of the Certificate, or will occur prior to the issuance of the Offered Shares pursuant to the Plan, that would cause a termination or dissolution of the Trust or any Series or Class thereof; (v) that the Trust became, prior to or within 180 days following the first issuance of beneficial interests therein, a registered investment company under the Investment Company Act of 1940, as amended; (vi) that the activities of the Trust have been and will be conducted in accordance with the terms of the Governing Instrument and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq. (the “Delaware Act”); (vii) that appropriate notation of the names and addresses of, the number of Shares held by, and the consideration paid by, Shareholders will be maintained in the appropriate registers and other books and records of the Trust in connection with the issuance or transfer of Shares; and (viii) that each of the documents examined by us is in full force and effect, expresses the entire understanding of the parties thereto with respect to the subject matter thereof and has not been amended, supplemented or otherwise modified, except as herein referenced.  We have not reviewed any documents other than those identified above in connection with this opinion, and we have assumed that there are no other documents that are contrary to, or inconsistent with the opinions expressed herein.  No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws.  Further, we express no opinion on the sufficiency or accuracy of any registration or offering documentation relating to the Trust or the Shares.  As to any facts material to our opinion, other than those assumed, we have relied without independent investigation on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained.

Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that the Offered Shares, when issued to Shareholders in accordance with the terms, conditions, requirements and procedures set forth in the Plan and the Governing Documents, will constitute legally issued, fully paid and non-assessable Shares.

We hereby consent to the filing of a copy of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement.  In giving this consent, we do not hereby admit that we come within the category of person whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.  This opinion speaks only as of the date hereof and is based on our understandings and assumptions as to present facts, and on the application of Delaware law as the same exist on the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity (including any Shareholder) with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.  This opinion is intended solely for the benefit of the Trust and the Shareholders in connection with the matters contemplated hereby and may not be relied upon by any other person or entity, or for any other purpose, without our prior written consent.

Sincerely,

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

/s/ Louis G. Hering
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Louis G. Hering